Exhibit 10.1

NINTH AMENDMENT TO

LOAN, GUARANTY AND SECURITY AGREEMENT

This Ninth Amendment to Loan, Guaranty and Security Agreement (this “Amendment”) is dated as of September 2, 2016 and is by and among GORDMANS, INC., a Delaware corporation (the “Borrower”), each of the other Credit Parties signatory hereto, each of the Lenders (as defined in the Loan Agreement referred to below) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the term agent for the Term Lenders (as defined in the Loan Agreement referred to below) (in such capacity, together with its successors and assigns, the “Term Agent”).

BACKGROUND:

The Borrower, the other Credit Parties, the Lenders, the Agent and the Term Agent are parties to that certain Loan, Guaranty and Security Agreement, dated as of February 20, 2009 (as amended and in effect on the date hereof, and as may be further amended, restated, supplemented or modified from time to time, the “Loan Agreement”).

WHEREAS, the Credit Parties have advised the Agent, the Term Agent and the Lenders that they desire to increase the aggregate Revolver Commitments by an amount equal to $20,000,000 in the aggregate (the “Revolver Commitment Increase”). The Required Term Lenders’ consent is required as a condition precedent to the effectiveness of such Revolver Commitment Increase.

WHEREAS, the parties to the Loan Agreement desire to amend certain other provisions of the Loan Agreement in connection therewith.

WHEREAS, (i) the Revolver Lenders have agreed to provide the Revolver Commitment Increase, (ii) the Required Term Lenders have agreed to consent to the Revolver Commitment Increase, and (iii) the Agent, the Term Agent and the Lenders have agreed to amend certain provisions of the Loan Agreement, in each case subject to the terms and conditions set forth below.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Incorporation of Terms and Conditions of Loan Agreement. Except as amended hereby, all of the terms and conditions of the Loan Agreement are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Loan Agreement, as applicable.

2.      Amendments to the Loan Agreement.

(a)	Section 1.1 of the Loan Agreement is hereby amended as follows:

(i)    By amending and restating the definition of “Maximum Revolver Amount” to read in its entirety as follows:

“Maximum Revolver Amount” means $100,000,000, as of the Ninth Amendment Effective Date, and as may be subsequently decreased pursuant to Section 3.5 hereof.

(ii)    By amending and restating the definition of “Term Loan Reserve” to read in its entirety as follows:

“Term Loan Reserve” means, at any time of determination, the sum of (x) $5,000,000 plus (y) the amount, if any, by which the aggregate outstanding principal balance of the Term Loan exceeds the Term Borrowing Base, which amount shall be imposed by Agent as a Reserve against the Revolver Borrowing Base.

(iii)    By adding the following new definitions in appropriate alphabetical order:

“Ninth Amendment Effective Date” means                     , 2016.

(iv)    By deleting the definitions of “Additional Commitment Lender”, Increase Effective Date”, “Revolver Commitment Increase” and “Revolver Increase Notice” therefrom in their entirety.

(b)	Section 2.1 of the Loan Agreement is hereby amended by amending and restating the last sentence of clause (b) thereof to read in its entirety as follows:

Notwithstanding anything to the contrary contained herein, Agent shall impose and maintain (i) the portion of the Term Loan Reserve referred to in clause (x) of such definition as a Reserve against the Revolver Borrowing Base at all times unless the Required Term Lenders have otherwise agreed in writing, and (ii) the portion of the Term Loan Reserve referred to in clause (y) of such definition as a Reserve against the Revolver Borrowing Base at all times when the aggregate outstanding principal balance of the Term Loan exceeds the Term Borrowing Base.

(c)	Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

2.2     [Reserved.]

(d)	Section 15.1 of the Loan Agreement is hereby amended as follows:

(i)    by amending and restating clause (a) thereof to read in its entirety as follows:

(a)    increase or extend any Revolver Commitment of any Revolver Lender without the written consent of such Revolver Lender and, to the extent in connection with an increase in the aggregate Revolver Commitments of all Revolver Lenders, the Required Term Lenders,

(ii)    by amending and restating clause (i)(i) thereof to read in its entirety as follows:

(i)    [reserved],

(e)	The Loan Agreement is hereby amended by deleting Schedule C-1 (Commitments) therefrom and substituting in its stead the corresponding Schedule attached hereto as Exhibit A.

(f)	The Loan Agreement is hereby amended by deleting Exhibit M (Form of Borrowing Base Certificate) therefrom and substituting in its stead the corresponding Exhibit attached hereto as Exhibit B.

3.      Revolver Commitment Increase. The Required Term Lenders hereby consent to the Revolver Commitment Increase. The Credit Parties hereby acknowledge and agree that the foregoing is a one-time consent related solely to the Revolver Commitment Increase, and any future modifications to the Revolver Commitments must comply strictly with the terms of the Loan Agreement.

4.      References. All references to the Loan Agreement which are contained in any of the other Loan Documents shall refer to the Loan Agreement as amended by this Amendment, as such may be amended and supplemented from time to time hereafter.

5.      Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Credit Parties hereby (i) ratify and reaffirm the grant of a security interest in the Collateral in favor of the Agent set forth in the Loan Agreement and the other Loan Documents, and (ii) acknowledge, confirm, and agree that any and all Collateral previously or hereafter granted to the Agent pursuant to the Loan Agreement and the other Loan Documents shall secure all Obligations at any time and from time to time outstanding under the Loan Documents, as amended hereby.

6.      Revolver Commitment Increase Fee. In addition to any other fees payable under the Loan Agreement and the other Loan Documents, in consideration of the Revolver Commitment Increase provided for hereunder, the Borrower shall pay to the Agent, for the account of the Revolver Lenders, in immediately available funds an amendment fee in an amount equal to $25,000 (the “Revolver Commitment Increase Fee”). The Revolver Commitment Increase Fee shall be fully earned and payable as of the date hereof and may be charged by the Agent to the Loan Account of the Borrower maintained by the Agent.

7.      Conditions Precedent. This Amendment shall not be effective until the date on which each of the following conditions precedent is satisfied in a manner satisfactory to the Agent and the Term Agent:

(a)    The Agent and the Term Agent shall have received this Amendment, duly authorized and executed by each of the other parties hereto;

(b)    The Agent and the Term Agent shall have received a certificate of each Credit Party dated as of the date hereof signed by a responsible officer of such Credit Party and (i) making the certifications set forth in Section 2.2(b) of the Loan Agreement (as in effect immediately prior to the Ninth Amendment Effective Date), (ii) attesting to the resolutions of such Credit Party’s Board of Directors and authorizing such Credit Party’s execution, delivery, and performance of this Amendment and the other Loan Documents to which such Credit Party is a party, (iii) authorizing specific officers of such Credit Party to execute the same, (iv) affirming no amendments, modifications or supplements to the Governing Documents delivered to the Agent and the Term Agent on the Eighth Amendment Effective Date (or, if any such amendments, modifications or supplements have been made, attaching true and correct copies thereof), and (iv) attaching a recent certificate of status with respect to such Credit Party, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction;

(c)    The representations and warranties of each Credit Party contained in Article 5 of the Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects;

(d)    The Agent and the Term Agent shall have received a Borrowing Base Certificate setting forth the Borrowing Base as at the close of business of the week immediately preceding the Ninth Amendment Effective Date and completed in a manner reasonably satisfactory to the Agent and Term Agent and duly authorized, executed, and delivered by the Borrower;

(e)    The Agent shall have received the Revolver Commitment Increase Fee;

(f)    There shall not have occurred since January 30, 2016 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to constitute a Material Adverse Change;

(g)    No action, suit, investigation or proceeding shall be pending or, to the knowledge of the Credit Parties, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to result in a Material Adverse Change;

(h)    The Borrower shall have reimbursed the Agent and the Term Agent for all expenses incurred by the Agent and the Term Agent in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including without limitation reasonable attorneys’ fees and expenses;

(i)    Immediately prior to and after giving effect to the amendments and agreements set forth herein, there shall exist no Default or Event of Default; and

(j)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Agent and the Term Agent in their Permitted Discretion.

8.      Representations and Warranties. To induce the Lender Group to enter into this Amendment, each of the Credit Parties hereby represents and warrants to the Lender Group that:

(a)    The execution, delivery and performance by such Credit Party of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Credit Party, their Governing Documents, any order, judgment or decree of any court or Governmental Authority, or any agreement, instrument or document binding upon such Credit Party or any of its property;

(b)    Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (ii) general principles of equity;

(c)    The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects; and

(d)    No Default or Event of Default has occurred and is continuing.

9.      Loan Document. This Amendment shall constitute a Loan Document for all purposes.

10.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

11.    Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

12.    Severability. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

13.    Expenses. Without limiting or modifying any provisions of the Loan Agreement or Section 7(h) hereof, the Borrower shall reimburse the Agent for all reasonable and documented out-of-pocket expenses of the Agent and Lenders incurred in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of counsel).

14.    Entire Agreement. This Amendment and the other Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

15.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

THE BORROWER:	GORDMANS INC.

By:
Name:
Title:

THE GUARANTORS:	GORDMANS STORES, INC.

By:
Name:
Title:

GORDMANS MANAGEMENT COMPANY, INC.

By:
Name:
Title:

GORDMANS DISTRIBUTION COMPANY, INC.

By:
Name:
Title:

GORDMANS INTERMEDIATE HOLDINGS CORP.

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

GORDMANS LLC By: Gordmans Inc., its Sole Member

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

THE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

REVOLVER LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolver Lender

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Revolver Lender

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

THE TERM AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Agent

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

TERM LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Lender

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

PATHLIGHT CAPITAL LLC, as a Term Lender

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

GORDON BROTHERS FINANCE COMPANY, LLC, as a Term Lender

By:
Name:
Title:

[Signature Page to Ninth Amendment to Loan, Guaranty and Security Agreement]

Exhibit A

Updated Schedule C-1 to Loan Agreement

Commitments

Revolver Lender	Revolver Commitment
Wells Fargo Bank, National Association	$68,750,000.00
PNC Bank, National Association	$31,250,000.00

Total (all Revolver Lenders)	$100,000,000.00

Term Lender	Term Commitment[1]
Wells Fargo Bank, National Association	$15,000,000.00
Pathlight Capital LLC	$7,500,000.00
Gordon Brothers Finance Company, LLC	$7,500,000.00

Total (all Term Lenders)	$30,000,000.00

[1]	The Term Commitments were satisfied in full and reduced to $0 upon funding of the Term Loan on the Eighth Amendment Effective Date, pursuant to Section 2.3 of the Loan Agreement.

Exhibit B

Updated Exhibit M to Loan Agreement

Form of Borrowing Base Certificate

[see attached]